SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  January 23, 2023

AXIM BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54296	27-4092986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6191 Cornerstone Court, E., Suite 114 San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

(858) 923-4422

(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry Into a Material Definitive Agreement

I. TL-66 LLC Convertible Notes Modification and Default Waiver Agreement

On January 23, 2023, AXIM Biotechnologies, Inc. (the “Company”) and TL-66 LLC entered into a Convertible Notes Modification and Default Waiver Agreement (“Waiver Agreement”) in order to modify and cure defaults on various notes issued by the Company and its subsidiaries to TL-66 as summarized below.

(a) For five senior secured convertible notes, as amended, issued by the Company to TL-66, aggregate face value of $934,478 (the "Secured Notes"), which are currently in default, TL-66 agreed to waive and forfeit all interest accrued on the Secured Notes through December 31, 2022, in the aggregate amount of $216,572. In addition, all prior defaults on the Secured Notes were waived through January 23, 2023, and the next interest payments due on each of the Secured Notes was extended from April 1, 2023, to July 1, 2023. All of the Secured Notes pays semi-annual interest at the rate of 3.5% per annum on each October and April 1st until maturity of October 1, 2029. In addition, the conversion price for each of the Secured Notes was reduced from $0.2201 to $0.04.

(b) For a convertible note issued by the Company to TL-66, face value $365,931 (the "TL-66 Note"), TL-66 agreed to waive and forfeit all interest accrued on the Convertible Notes through January 27, 2023, in the aggregate amount of $11,190.96 and to waive all prior defaults on the TL-66 Note through January 23, 2023.The TL-66 Note pays annual interest at the rate of 3.0% per annum on each January 27 until maturity on January 27, 2032 and is convertible into the Company's common stock at a conversion price of $0.10.

(c) For a convertible note issued by the Company's wholly-owned subsidiary, Sapphire Biotech, Inc, to TL-66, face value $190,000 (the "Sapphire Note"), TL-66 agreed to waive and forfeit all interest accrued on the Sapphire Note through December 31, 2022, in the amount of $17,115.84 and to waive all prior defaults on the Sapphire Note through January 23, 2023. The Sapphire Note pays annual interest each December 31st at the rate of 3.0% per annum until maturity on December 31, 2034 and is convertible into the Company's common stock at a conversion price of $0.03166667. In addition, TL-66 has the right to require the Company to assume the Sapphire Note at any time upon demand.

II. John W. Huemoeller II Settlement Agreement

On January 23, 2023, the Company entered into a “Settlement Agreement” with its Chief Executive Officer, John W. Huemoeller II (the "Executive") regarding $512,500 of accrued and unpaid salary owed to the Executive through December 31, 2022 (the "Amount Due").

(a) $250,000 of the Amount Due will be paid by issuing to Executive a convertible note, face value $250,000 (the "Executive Note"). The Executive Note is unsecured, shall pay interest annually at the rate of 4% per annum with the first interest payment beginning on January 1, 2024, and each January 1st thereafter until maturity on January 1, 2033, and shall have a conversion price of $0.01.

(b) Executive shall waive/forfeit $50,000 of the Amount Due. The remaining balance of $212,500 of the Amount Due ($512,500 minus $250,000 for the Executive Note = $262,500 minus $50,000 waiver = $212,500) shall not be payable at any time prior to July 1, 2023, and Executive shall have no right prior to July 1, 2023 to seek payment of the remaining balance. If in the reasonable discretion of the Board of Directors full payment of the remaining balance of the Amount Due on July 1, 2023 ($212,500) is too burdensome for the Company's working capital position at that time, then Executive will either grant an additional 3-month extension for the payment of the remaining Amount Due or engage in good faith discussions with the Board in order to enter into a payment plan for the remaining Amount Due, or a combination of both.

(c) Executive agreed to a $55,000 reduction in salary for the period of January 1, 2023 through June 30, 2023 (from $175,000 for the period reduced to $120,000). After June 30, 2023, Executive's salary shall be reinstated to the full amount prior to the reduction.

III. MMI Convertible Note Modification and Default Waiver Agreement

On January 23, 2023, the Company and Medical Marijuana, Inc ("MMI") entered into a Convertible Note Modification and Default Waiver Agreement (“MMI Modification Agreement”) in order to modify and cure the default of a convertible note, as amended, face value $4 million, issued by the Company to MMI (the "MMI Convertible Note") as set forth below.

(a) MMI agreed to waive and forfeit all interest accrued on the MMI Convertible Note through December 31, 2022, in the amount of $261,536.96, and to waive all prior defaults through January 23, 2023. The MMI Convertible Note was further modified so that interest shall accrue at the original rate of 3.5% per annum through June 30, 2023, and payable on that date. Thereafter interest will be payable on a monthly basis beginning on August 1, 2023. In addition, the conversion price for the MMI Convertible Note was reduced from $0.25 to $0.075.

The foregoing summaries of the agreements and notes do not purport to be complete and are subject to, and qualified in their entirety by reference to the agreements and attachments thereto, which are included as Exhibits 10.1, 10.2 and 10.3, and are incorporated herein by reference thereto.

Item 2.03Creation of a Direct Financial Obligation

On January 23, 2023, the Company issued a $250,000 unsecured convertible note as more fully described in Item 1.01 II. (a) above, which is incorporated by reference.

Item 9.01Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit #	Description

10.1	TL-66 Convertible Notes Modification and Default Waiver Agreement dated January 23, 2023

10.2	Executive Settlement Agreement dated January 23, 2023, and $250,000 convertible Executive Note attached thereto

10.3	MMI Convertible Note Modification and Default Waiver Agreement dated January 23, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIM BIOTECHNOLOGIES, INC.

Dated: January 27, 2023	By:	/s/ John W. Huemoeller II
Name: John W. Huemoeller II
Chief Executive Officer